Exhibit 10-b.asc



               KANSAS CITY POWER & LIGHT COMPANY

            NONQUALIFIED DEFERRED COMPENSATION PLAN

                    Effective April 1, 2000


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               KANSAS CITY POWER & LIGHT COMPANY

            NONQUALIFIED DEFERRED COMPENSATION PLAN


                            PREAMBLE

The principal objective of this Nonqualified Deferred Compensation Plan is to provide opportunities for selected employees and members of the Board of Directors to defer the receipt of compensation. The Company may, but is not required to, set aside funds from time to time to provide such benefits, and such funds may be held in a separate trust established for such purpose. This Plan is a successor to the deferred compensation component of the Company's former Supplemental Executive Retirement and Deferred Compensation Plan (the "Prior Plan"), which was effective on November 2, 1993. It shall be effective as to each Participant on the date he or she becomes as a Participant hereunder. This Plan supersedes the deferred
compensation  component  of  the  Prior  Plan  and  all   similar
nonqualified  deferred  compensation  plans  that   may   be   in
existence.


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                       TABLE OF CONTENTS

ARTICLE                                                PAGE

  I  DEFINITIONS                                         1

 II  DEFERRED COMPENSATION                               2

III  CAPITAL ACCUMULATION PLAN EXCESS BENEFIT            7

 IV  MISCELLANEOUS                                       8


                                -i-


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                            ARTICLE I

                           DEFINITIONS



     1.1   "Basic  Plan"  means the Kansas  City  Power  &  Light

Company  Management Pension Plan, as it may be amended from  time to time.

     1.2   "Base  Salary"  means  the  annual  salary,  excluding

Incentive  Awards,  paid by the Company to  the  Participant.   A

Participant's  Base Salary for any year shall not be  limited  by the  provisions  of  Internal Revenue Code  Sections  401(a)(17),

401(k)(3)(A)(ii),   401(m)(2),   402(g)(1),   415,   or   similar

provisions  restricting the amount of compensation  that  may  be considered,  deferred, or matched under plans qualified  pursuant to Internal Revenue Code Section 401(a).

     1.3   "Board  of Directors" means the Board of Directors  of

the Company.

     1.4  "Capital Accumulation Plan" means the Kansas City Power

&  Light  Company Capital Accumulation Plan, as it may be amended from time to time.

     1.5    "Committee"  means  the  Nominating  &   Compensation

Committee (or successor to such Committee) of the Company's Board of Directors.

     1.6   "Company" means Kansas City Power & Light  Company  or

its successor.

     1.7   "Employee  Savings Plus Plan" means  the  Kansas  City

Power  &  Light  Company Cash or Deferred Arrangement  ("Employee

Savings Plus"), as it may be amended from time to time.

     1.8 "Flexible Benefits Program" means the flexible benefits arrangement  agreed to and promulgated by the Board of  Directors by  resolutions adopted September 14, 1982, as it may be  amended from time to time.


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     1.9      "Incentive Award" means any award under any bonus

or incentive plan sponsored or maintained by the Company.

     1.10      "Participant"  means any  employee  selected  for

participation by the Chief Executive Officer of the Company.  For

purposes  of  Sections 2.1 to 2.7, the term  "Participant"  shall

also  include  members  of the Board of  Directors.   Individuals

shall become Participants in the Plan as of the date they are  so

designated;   provided,  however,  that  individuals   who   were

Participants for purposes of Sections VI, VII, and  VIII  of  the

Prior Plan as of April 1, 2000, shall continue to be Participants in this Plan.

     1.11        "Plan"   means   this   Nonqualified   Deferred

Compensation Plan.


                           ARTICLE II

                     DEFERRED COMPENSATION


     2.1   Prior  to  the  beginning  of  any  calendar  year,  a

Participant may elect to defer the receipt of:

          (a)  a specified dollar amount or percentage of his  or

     her  anticipated  Base  Salary (or director's  fees)  as  in effect on January 1 of the year in which such salary or

     fees are to be deferred; and/or

          (b)   a  specified dollar amount or percentage  of  any

     anticipated  Incentive Awards to be paid to the  Participant for performance in the following calendar year.

If the Participant desires to make such an election, the election shall  be in writing on a form provided by the Company, and shall indicate  an  election to defer a fixed percentage of  up  to  50 percent of Base Salary, and/or 100 percent of director's fees  or any  Incentive Awards.  Alternatively, the Participant may  elect to  defer  a  fixed  dollar  amount of  Base  Salary  and/or

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any Incentive Awards in increments of one thousand dollars, with a minimum  deferral of $2,000 and a maximum deferral of  an  amount equal  to 50 percent of Base Salary and 100 percent of director's fees  or any Incentive Awards.  Base Salary may be deferred in  a given  year only if the Participant participates in the Company's

Employee Savings Plus Plan to the maximum extent allowed for that

year.   An  individual who first becomes a Participant  during  a

year may make a deferral election for the balance of the year  in which  he or she becomes a Participant, provided the election  is made  on or before the 30th day after the day on which he or  she becomes a Participant.

     An  election  to  defer compensation under this  Article  II shall  apply only to compensation earned subsequent to  the  date the election is made.  An election to defer compensation shall be effective  only for the year, or portion of the year,  for  which the  election  was  made, and may not be  terminated  or  changed during  such  year or portion of such year.  If  the  Participant desires  to continue the same election from year to year,  he  or she  must nevertheless make an affirmative election each year  to defer compensation.

     2.2   A  separate  account  shall be  established  for  each

Participant who defers compensation under this Article II.   Such

account  shall be credited with that portion of the Participant's compensation being deferred.

     Deferred  Base Salary shall be credited to the Participant's account each month at the time nondeferred Base Salary is paid to the Participant.  A deferred Incentive Award shall be credited to the  Participant's  account annually at the  time  the  award  is payable.  Neither the Participant nor his or her designated

beneficiary or beneficiaries shall have any property interest whatsoever in any specific assets as a result of this Plan.

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     2.3  The Committee shall establish a means by which gains or losses  on a Participant's account (hereinafter, "Earnings")  are credited to each Participant's account.  The method and manner of establishing  such Earnings may be set forth in a separate  trust which  the  Company may establish with respect to this Plan,  and

shall  be  reviewed  from time to time by  the  Committee.   Such

Earnings shall be credited or debited to a Participant's  account on  a  monthly  basis,  or at such other time  or  times  as  the

Committee may determine.

     2.4   A Participant's deferral election shall indicate, with

respect  to amounts deferred pursuant to the election, a deferral

period   in  accordance  with  Section  2.5  and  a  distribution

alternative in accordance with Section 2.6.

     2.5   A  Participant may elect to defer receipt  of  amounts

deferred  pursuant  to  a  deferral election  until  one  of  the following:

          (a)  A stated date;

          (b)  A stated attained age; or

          (c)   A  stated event (e.g., death) or events,  or  the

     earlier  of two or more stated events (e.g., the earlier  of death or attainment of age 65).

In  the  event a Participant fails to designate a deferral period

hereunder,   payment  of  amounts  deferred   pursuant   to   the

Participant's  deferral election shall commence  within  90  days after the Participant's termination of employment.

     Earnings shall continue to be credited to the balance  of  a

Participant's  account during the payout period elected  pursuant to  this  Article II.  The Earnings attributable to  compensation deferred  pursuant  to a particular deferral  election  shall  be payable according to the same terms, conditions, limitations, and restrictions applicable to the compensation deferred pursuant  to the  deferral  election.  Any remaining  payments  shall  be  re-

computed annually to reflect the additional Earnings.

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     2.6   A  Participant's deferral election shall indicate  the

manner in which the amounts deferred pursuant to the election are

to  be  paid.   The Participant may choose to have  such  amounts

paid:

          (a)  in a single lump-sum payment; or

          (b)  in  substantially equal monthly installments  (of

     principal plus Earnings) over a period of 60 months certain,

     120 months certain, or 180 months certain.

If a Participant fails to make an election concerning the form of payment, payment shall be made in a single lump sum.

     Any  amounts  paid to the Participant shall  be  subject  to income  tax withholding or other deductions as may from  time  to time be required by federal, state, or local law.  Payments under this Article on account of deferral shall be paid in full if  the lump-sum  option is chosen, or shall begin to be paid in  monthly installments  if  a monthly payment option is chosen,  within  30 days  of  the  date  elected  by  the  Participant,  or  as  soon thereafter as practicable.

     Following  the close of each year, or as soon thereafter  as practicable,  the  Participant  or the  Participant's  designated beneficiary  or  beneficiaries shall receive a statement  of  the

Participant's deferred compensation account as of the end of such year.

     2.7   At the time a Participant elects to defer compensation

under  this  Plan,  the  Participant  shall  have  the  right  to designate a death beneficiary or beneficiaries, and to  amend  or revoke  such  designation at any time.  If the  Participant  dies before  beginning to receive payment of amounts deferred pursuant to a given deferral election, the full amount due the Participant under said election shall be paid to the Participant's designated beneficiary  or beneficiaries, in a single lump-sum  payment,  as soon as practicable after the Participant's death.

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     If  a Participant dies after beginning to receive payment of amounts  deferred  pursuant  to a given  deferral  election,  the balance  of  the  amounts which would have been  paid  under  the deferral  election to the Participant, but for his or her  death,

shall  continue  to be paid to the Participant's  beneficiary  or beneficiaries  at  the same times and in the  same  form  as  the amounts would have been paid to the Participant, but for  his  or

her  death.   If  a Participant is not survived by  a  designated

beneficiary, the balance of the amounts due the Participant under the  deferral election for which no surviving beneficiary  exists shall  be  paid in a single lump-sum payment to the Participant's

estate  as  soon as practicable following his or her death.   If,

with  respect  to a particular deferral election, a Participant's last surviving designated beneficiary dies after the Participant,

but  before the balance of the amounts due the beneficiary  under the  deferral election have been paid, the balance shall be  paid in  a single lump-sum payment to the estate of the last surviving

designated   beneficiary  as  soon  as  practicable   after   the

beneficiary's death.

     2.8   The Company shall credit to a Participant's account  a

matching  contribution in an amount equal to 50% of the first  6%

of  the  Base  Salary deferred by the Participant  under  Section

2.1(a),  but  such  amount  shall  be  reduced  by  the  matching contribution  made for the year to the Participant's  account  in the  Employee  Savings Plus Plan.  In no event  shall  the  total matching contributions in the Employee Savings Plus Plan and this

Plan  exceed  3% of the Participant's Base Salary  in  any  given

year.   Any  matching  contributions under  this  Plan  shall  be

credited  to the Participant's account on a monthly  basis.   The

matching  contributions and earnings thereon shall be subject  to the following vesting schedule:

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         Years of Service                Vested Percentage

        Less Than Two Years                     0%

        Two Years                               20%

        Three Years                             40%

        Four Years                              60%

        Five Years                              80%

        Six Years                               100%


                          ARTICLE III

            CAPITAL ACCUMULATION PLAN EXCESS BENEFIT



     3.1   At  the  beginning of each calendar year  or  as  soon

thereafter  as  practicable, an amount will be credited  to  each

Participant's CAP Excess Benefits Account under this Plan.   Such

amount  shall be equal to the Participant's total number of  flex dollars for the year under the Flexible Benefits Program, minus:

          (a)    the  maximum  permissible  contribution  to  the

     Capital  Accumulation Plan for the year  on  behalf  of  the

     Participant; and

          (b)  the number of flex dollars used by the Participant

     during  such year to purchase the benefits available to  the

     Participant under the Flexible Benefits Program.

     3.2  Benefits will be paid to the Participant as follows:

          (a)   When  the Participant's employment is  terminated

     (whether  due  to  death, disability,  retirement  or  other

     termination), a single lump-sum payment will be  made.   The

     payment  shall be equal to the amount credited  to  the  CAP

     Excess Benefits Account, plus the additional amount credited to  the  CAP  Excess Benefits Account under Section  3.2(b),

     below.   Payment  will be made no later than  the  60th  day

     after   the

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     close  of  the  calendar  year  in  which   the

     Participant's  employment terminates.   If  the  Participant

     dies  before payment is made, payment shall be made  to  the

     Participant's beneficiary as promptly as possible after  the

     Participant's death.  The Participant's beneficiary for  the purposes  of  this  Article III shall be  the  Participant's beneficiary under the Capital Accumulation Plan.

          (b)   The  Participant's  CAP Excess  Benefits  Account

     shall be credited and debited with the same Earnings and  in the same manner as provided for in Section 2.3 herein.

     3.3  The CAP Excess Benefits provided in Section VIII of the

Prior  Plan superseded those provided in the Capital Accumulation

Plan Excess Benefit Agreement, and any amounts accrued under such

Agreement are now subject to the provisions herein.





                           ARTICLE IV

                         MISCELLANEOUS



     4.1   The  Board  of Directors may, in its sole  discretion,

terminate, suspend, or amend this Plan at any time or from  time-

to-time,  in  whole  or  in  part.   However,  no  amendment   or

suspension of the Plan shall affect a Participant's right or  the right of a beneficiary to vested benefits accrued up to the  date of  any  amendment  or termination.  In the  event  the  Plan  is terminated,  the Committee will continue to administer  the  Plan until all amounts accrued and vested have been paid.

     4.2    Nothing  contained  herein  shall  confer  upon   any

Participant  the  right  to be retained in  the  service  of  the

Company, nor shall it interfere with the right of the Company  to discharge  or otherwise deal with Participants without regard  to the existence of this Plan.

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     4.3   Neither the Committee nor any member of the  Board  of

Directors  nor  any officer or employee of the Company  shall  be liable  to  any  person  for  any  action  taken  or  omitted  in

connection   with   the  administration  of   the   Plan   unless

attributable  to his or her own fraud or willful misconduct;  nor shall  the  Company be liable to any person for any  such  action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

     4.4   This Plan is unfunded, and constitutes a mere  promise

by the Company to make benefit payments in the future.  The right

of   any  Participant,  spouse,  or  beneficiary  to  receive   a

distribution under this Plan shall be an unsecured claim  against the  general  assets of the Company.  The Company may  choose  to establish  a  separate trust (the "Trust"), and to contribute  to the  Trust  from time to time assets that shall be held  therein,

subject to the claims of the Company's creditors in the event  of the  Company's  insolvency, until paid to Plan  Participants  and beneficiaries  in such manner and at such times as  specified  in the Plan.  It is the intention of the Company that such Trust, if established, shall constitute an unfunded arrangement, and  shall not  affect the status of the Plan as an unfunded Plan maintained for  the purpose of providing deferred compensation for a  select group  of management or highly compensated employees for purposes of  Title  I  of the Employee Retirement Income Security  Act  of

1974,  as  amended.  The Trustee of the Trust  shall  invest  the

Trust  assets,  unless  the Committee, in  its  sole  discretion,

chooses  either to instruct the Trustee as to the  investment  of

Trust assets or to appoint one or more investment managers to  do

so.   The Committee may consult with Participants concerning  the investment of Trust assets, but shall reserve the right to invest and reinvest such assets in the manner it deems best.

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     4.5   To  the  maximum extent permitted by law,  no  benefit

under  the  Plan shall be assignable or subject in any manner  to

alienation,   sale,   transfer,  claims  of  creditors,   pledge,

attachment, or encumbrances of any kind.

     4.6  Any amounts payable hereunder to any person under legal disability  or who, in the judgment of the Committee,  is  unable properly to manage his or her financial affairs, may be  paid  to the legal representative of such person or may be applied for the benefit  of  such  person in any manner which the  Committee  may select.

     4.7   The Plan shall be administered by the Committee or its

designee, which may adopt rules and regulations to assist  it  in the administration of the Plan.

     4.8   A  request for a Plan benefit shall be filed with  the

Chairperson of the Committee or his or her designee,  on  a  form

prescribed   by  the  Committee.   Such  a  request,  hereinafter

referred to as a "claim," shall be deemed filed when the executed claim form is received by the Chairperson of the Committee or his or her designee.

     The  Chairperson  of the Committee or his  or  her  designee shall  decide such a claim within a reasonable time after  it  is received.  If a claim is wholly or partially denied, the claimant shall  be  furnished a written notice setting forth, in a  manner calculated to be understood by the claimant:

          (a)  The specific reason or reasons for the denial;

          (b)   A specific reference to pertinent Plan provisions

     on which the denial is based;

          (c)   A  description  of  any  additional  material  or

     information necessary for the claimant to perfect the claim,

     along   with   an  explanation  of  why  such  material   or

     information is necessary; and

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          (d)   Appropriate  information as to the  steps  to  be

     taken  if  the claimant wishes to appeal his or  her  claim,

     including  the period in which the appeal must be filed  and the period in which it will be decided.

The  notice  shall be furnished to the claimant  within  90  days after receipt of the claim by the Chairperson of the Committee or his  or  her  designee, unless special circumstances  require  an extension  of time for processing the claim.  No extension  shall be  for  more  than 90 days after the end of the  initial  90-day

period.   If  an  extension of time for processing  is  required,

written  notice  of  the  extension shall  be  furnished  to  the

claimant  before  the  end  of the initial  90-day  period.   The

extension   notice  shall  indicate  the  special   circumstances

requiring  an  extension of time and the date by  which  a  final decision will be rendered.

     If  a claim is denied, in whole or in part, the claimant may appeal  the denial to the full Committee, upon written notice  to

the  Chairperson  thereof.   The claimant  may  review  documents

pertinent  to  the appeal and may submit issues and  comments  in writing  to the Committee.  No appeal shall be considered  unless it  is received by the Committee within 90 days after receipt  by the claimant of written notification of denial of the claim.  The

Committee  shall  decide the appeal within 60 days  after  it  is received.  However, if special circumstances require an extension of  time for processing, a decision shall be rendered as soon  as possible,  but  not  later  than 120 days  after  the  appeal  is

received.   If such an extension of time for deciding the  appeal

is  required, written notice of the extension shall be  furnished to  the claimant prior to the commencement of the extension.  The

Committee's  decision  shall  be in  writing  and  shall  include specific reasons for the decision, written in a manner calculated to  be understood by the claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

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     4.9   Each Participant shall receive a copy of the Plan and,

if a Trust is established pursuant to Section 4.4, the Trust, and

the   Company  shall  make  available  for  inspection   by   any

Participant  a  copy  of  any  rules  and  regulations  used   in

administering the Plan.

     4.10 If any contest or dispute shall arise as to amounts due to a Participant under this Plan, the Company shall reimburse the

Participant,  on  a  current basis, all legal fees  and  expenses incurred  by the Participant in connection with such  contest  or dispute;  provided, however, that in the event the resolution  of any  such  contest  or  dispute includes a  finding  denying  the

Participant's   claims,  the  Participant   shall   be   required

immediately to reimburse the Company for all sums advanced to the

Participant hereunder.

     4.11  This Plan is binding on the Company and will bind with equal  force  any  successor of the Company, whether  by  way  of purchase, merger, consolidation or otherwise.

     4.12  If  a  court  of  competent  jurisdiction  holds   any

provision  of  this  Plan  to be invalid  or  unenforceable,  the remaining  provisions  of the Plan shall  continue  to  be  fully effective.

     4.13  To the extent not superseded by the laws of the United

States, this Plan shall be construed according to the laws of the

State of Missouri.